UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2009 (December 8, 2009)

               SKYPEOPLE FRUIT JUICE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-32249 (Commission File Number)	98-0222013 (IRS Employer Identification No.)

16F, National Development Bank Tower , No. 2, Gaoxin 1st Road, Xi’an, China (Address of Principal Executive Offices)	710075 (Zip Code)

011-86-29-88386415
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On December 8, 2009, Child, Van Wagoner & Bradshaw, PLLC was dismissed as the independent registered public accounting firm for SkyPeople Fruit Juice, Inc. (the “Company”). This action was approved by the Audit Committee of the Board of Directors of the Company.

The reports of Child, Van Wagoner & Bradshaw, PLLC on the Company's consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain any adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 31, 2008 and December 31, 2007 and through December 8, 2009, there were no disagreements with Child, Van Wagoner & Bradshaw, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Child, Van Wagoner & Bradshaw, PLLC, would have caused it to make reference thereto in its reports on the Company's financial statements for such fiscal years.

During the Company's fiscal years ended December 31, 2008 and December 31, 2007 and through December 8, 2009, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, promulgated by the Securities and Exchange Commission (the “Commission”).

The Company provided Child, Van Wagoner & Bradshaw, PLLC with a copy of this Current Report on Form 8-K prior to its filing with the Commission and requested that Child, Van Wagoner & Bradshaw, PLLC furnish a letter addressed to the Securities and Exchange Commission stating whether Child, Van Wagoner & Bradshaw, PLLC agrees with the statements made by the Company in response to this item 4.01 and set forth above (the “Letter”). A copy of the Letter, dated December 14, 2009, from Child, Van Wagoner & Bradshaw, PLLC to the Commission is attached as Exhibit 16.1 to this Current Report on Form 8-K

(b) New independent registered public accounting firm

On December 11, 2009, BDO Limited was engaged as the independent registered public accounting firm for the Company.   The engagement of BDO Limited was approved by the Audit Committee of the Board of Directors of the Company.  During the Company’s fiscal years ended December 31, 2008 and December 31, 2007 and through December 11, 2009, the Company did not consult with BDO Limited regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

On December 14, 2009, the Company issued a press release to announce the change of our certifying accountants. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1	Letter re Change in Certifying Accountant: Letter from Child, Van Wagoner & Bradshaw, PLLC to the Securities and Exchange Commission dated December 14, 2009.
Exhibit 99.1	Press Release issued by SkyPeople Fruit Juice, Inc. dated December 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      December 14, 2009

SKYPEOPLE FRUIT JUICE, INC.

By:    /s/ SPRING LIU
          Spring Liu,
          Chief Financial Officer
          (Principal Financial Officer)